Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DASEKE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

DASEKE, INC.
15455 Dallas Parkway, Suite 440
Addison, Texas 75001

To the Stockholders of Daseke, Inc.:

        You are cordially invited to attend the 2017 annual meeting of stockholders (the "Annual Meeting") of Daseke, Inc. (the "Company") to be held on Monday, December 11, 2017 at 2:00 p.m., Central time, to be held via webcast to consider and vote upon the following proposals:

          1.     To elect the three directors named in this proxy statement to serve as Class II directors on the Company's Board of Directors (the "Board of Directors" or "Board") until the 2020 annual meeting of stockholders or until their successors are elected and qualified;

          2.     To ratify the selection by our audit committee of Grant Thornton LLP to serve as our independent registered public accounting firm for the year ending December 31, 2017; and

          3.     Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND "FOR" THE RATIFICATION OF GRANT THORNTON LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

        The Annual Meeting may only be attended via the Internet or telephone, we are not holding an in-person meeting. The meeting will be accessible via webcast at https://edge.media-server.com/m6/p/hpsz3iqa, or via telephone at (855) 242-9918 (for U.S. participants) or (414) 238-9803 (for international participants).

        The Board has fixed the close of business on Friday, November 17, 2017 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

        Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board of Directors,
/s/ DON R. DASEKE
Don R. Daseke Chairman, CEO and President

This proxy statement is dated November 22, 2017
and is being mailed with the form of proxy beginning on November 22, 2017.

IMPORTANT

        Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy card promptly, or follow the instructions contained in the proxy card or voting instruction form provided to you to vote via telephone or online. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote during the Annual Meeting, as discussed in more detail in the proxy statement. The Company has decided to hold its 2017 Annual Meeting virtually; there will be no physical meeting. Stockholders may attend the Annual Meeting, vote, and submit questions during the Annual Meeting through the online portal available at https://edge.media-server.com/m6/p/hpsz3iqa, or via telephone at (855) 242-9918 (for U.S. participants) or (414) 238-9803 (for international participants).. The Company currently plans to hold its 2018 Annual Meeting in the Spring of 2018.

        PLEASE NOTE: If your shares are held by a broker, bank, broker-dealer, custodian or other similar organization (also known as shares held in "street name"), your broker, bank, broker-dealer, custodian, or other holder cannot vote your shares in the election of directors unless you provide them with instructions, as discussed in more detail in the proxy statement.

DASEKE, INC.
15455 Dallas Parkway, Suite 440
Addison, Texas 75001

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 11, 2017

To the Stockholders of Daseke, Inc.:

        NOTICE IS HEREBY GIVEN that the 2017 annual meeting of stockholders (the "Annual Meeting") of Daseke, Inc., a Delaware corporation (the "Company"), will be held on Monday, December 11, 2017 at 2:00 p.m., Central time, to be held via webcast to consider and vote upon the following proposals:

          1.     To elect the three directors named in this proxy statement to serve as Class II directors on the Company's Board of Directors (the "Board of Directors" or "Board") until the 2020 annual meeting of stockholders or until their successors are elected and qualified;

          2.     To ratify the selection by our audit committee of Grant Thornton LLP to serve as our independent registered public accounting firm for the year ending December 31, 2017; and

          3.     Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

        The Annual Meeting may only be attended via the Internet or telephone, we are not holding an in-person meeting. The meeting will be accessible via webcast at https://edge.media-server.com/m6/p/hpsz3iqa, or via telephone at (855) 242-9918 (for U.S. participants) or (414) 238-9803 (for international participants).

        Only stockholders of record of the Company as of the close of business on November 17, 2017 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

        Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction form, as discussed in greater detail in this proxy statement. Proxy cards that are signed and returned, but do not include voting instructions, will be voted by the proxy holders as recommended by the Board of Directors. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card or voting instruction form.

        Even if you plan to attend the Annual Meeting online or via telephone, it is strongly recommended you vote your shares before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: http://www.cstproxy.com/daseke/2017.

By Order of the Board of Directors,
/s/ DON R. DASEKE
Don R. Daseke Chairman, CEO and President

DASEKE, INC.
15455 Dallas Parkway, Suite 440
Addison, Texas 75001

PROXY STATEMENT
2017 ANNUAL MEETING OF STOCKHOLDERS
To be held on Monday, December 11, 2017, at 2:00 p.m., Central time via webcast

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

        This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or "Board") of Daseke, Inc., a Delaware corporation (the "Company," "we," us," and "our"), for use at the 2017 annual meeting of stockholders (the "Annual Meeting") to be held on Monday, December 11, 2017 at 2:00 p.m., Central time, to be held via webcast at https://edge.media-server.com/m6/p/hpsz3iqa or via telephone at (855) 242-9918 (for U.S. participants) or (414) 238-9803 (for international participants), or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were mailed to the Company's stockholders beginning on November 22, 2017.

What is included in these materials?

        These materials include:

  •
  This Proxy Statement for the Annual Meeting;

  •
  The Company's Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission (the "SEC") on February 24, 2017; and

  •
  The Company's Current Report on Form 8-K, as filed with the SEC on March 3, 2017, the Company's Amendment No. 1 to Current Report on Form 8-K/A, as filed with the SEC on March 16, 2017 and the Company's Amendment No. 2 to Current Report on Form 8-K/A, as filed with the SEC on May 4, 2017.

What proposals will be addressed at the Annual Meeting?

        Stockholders will be asked to consider the following proposals at the Annual Meeting:

  1.
  To elect the three directors named in this proxy statement to serve as Class II directors on the Board until the 2020 annual meeting of stockholders or until their successors are elected and qualified; and

  2.
  To ratify the selection by our audit committee of Grant Thornton LLP ("Grant Thornton") to serve as our independent registered public accounting firm for the year ending December 31, 2017.

        We will also consider any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

        Our Board of Directors unanimously recommends that stockholders vote "FOR" each nominee for director and "FOR" the ratification of the selection of Grant Thornton as our independent registered public accounting firm.

Who may vote during the Annual Meeting?

        Stockholders who owned shares of the Company's common stock, par value $.0001 per share, as of the close of business on November 17, 2017 are entitled to vote during the Annual Meeting. As of the Record Date, there were 44,392,349 shares of our common stock issued and outstanding.

How many votes must be present to hold the Annual Meeting?

        Your shares are counted as present at the Annual Meeting if (a) you attend the Annual Meeting electronically and vote during the Annual Meeting, (b) you vote (either by mail, telephone or online) in advance of the Annual Meeting (even if you abstain from voting on either proposal or both proposals), or (c) your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of the selection of Grant Thornton to serve as our independent registered public accounting firm (as discussed further below). On November 17, 2017, there were 44,392,349 shares of the Company's common stock outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of our outstanding shares of common stock entitled to vote during the Annual Meeting must be present at the beginning of the Annual Meeting. This is referred to as a quorum. Consequently, 22,196,176 shares of common stock must be electronically present at the beginning of the Annual Meeting to constitute a quorum.

How many votes do I have?

        Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled "Security Ownership of Certain Beneficial Owners and Management."

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

        Stockholder of Record.    If your shares are registered directly in your name with the Company's transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

        Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a broker, bank, broker-dealer, custodian or other similar organization, then you are the beneficial owner of shares held in "street name," and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting during the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account, but you must follow the instructions that organization has provided to you in order to vote or attend the Annual Meeting. Those instructions are contained in a "vote instruction form" provided to you.

What is the proxy card?

        The proxy card enables you to appoint Don Daseke, the Chairman, CEO and President, and R. Scott Wheeler, a director, Executive Vice President and Chief Financial Officer, each as your representative at the Annual Meeting. By completing and returning the proxy card, you are authorizing Messrs. Daseke and Wheeler to vote your shares during the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card or vote via telephone or online before the Annual Meeting date in case your plans change. If a proposal comes up for vote during the Annual Meeting that is not on the proxy card, the representatives you have appointed as proxies will vote your shares, under your proxy, according to their best judgment.

If I am a stockholder of record of the Company's shares, how do I vote?

        There are three ways to vote:

  •
  Via Telephone/Online Prior to the Annual Meeting.  If you are a stockholder of record, you may vote in advance of the Annual Meeting by telephone by calling 866-894-0536 and following the instructions, or online at http://www.cstproxyvote.com. If you choose to vote online in advance of the Annual Meeting, have your proxy card in hand when you access the website and follow the instructions.

  •
  By Mail.  If you are a stockholder of record, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

  •
  Via Telephone/Online During the Annual Meeting.  If you are a stockholder of record, you may vote during the Annual Meeting by following the instructions provided during the webcast at https://edge.media-server.com/m6/p/hpsz3iqa or via telephone at (855) 242-9918 (for U.S. participants) or (414) 238-9803 (for international participants).

If I am a beneficial owner of shares held in street name, how do I vote?

        There are three ways to vote:

  •
  Via Telephone/Online Prior to the Annual Meeting.  You may vote by submitting your vote by telephone or online if those options are made available to you by your broker, bank, broker-dealer, custodian or other similar organization in accordance with the instructions on the voting instruction form provided to you. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

  •
  By Mail.  You may vote by filling out the vote instruction form and sending it back in the envelope provided by your broker, bank, broker-dealer, custodian or other similar organization that holds your shares.

  •
  Via Telephone/Online During the Annual Meeting.  If you are a beneficial owner, you will need to follow the instructions on the voting instruction form provided to you in order to attend and vote during the Annual Meeting.

Will my shares be voted if I do not provide my proxy?

        If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy (either voting by telephone or online, or by filling out a proxy card). Proxy cards that are signed and returned, but do not include voting instructions, will be voted by the proxy holders as recommended by the Board of Directors.

        If you are a beneficial owner, your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares absent instructions from their customers on certain "routine" matters, including the ratification of the selection of the independent registered public accounting firm. At the Annual Meeting, your shares may only be voted by your brokerage firm on Proposal Two.

        Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposal One is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned instructions to the brokers. When brokers cannot exercise discretionary authority and do not receive instructions from beneficial owners, this results in "broker non-votes", which are still counted for purposes of determining quorum, but which do not impact the outcome of either Proposal One or Proposal Two.

What vote is required to elect directors?

        Directors are elected by a plurality of the votes cast at the Annual Meeting. Abstentions will have no direct effect on this proposal, assuming that a quorum is present.

What vote is required to ratify the selection by our audit committee of Grant Thornton as our independent registered public accounting firm?

        Approval of the proposal to ratify the selection of Grant Thornton as our independent registered public accounting firm requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no direct effect on this proposal, assuming that a quorum is present.

Can I change my vote after I have voted?

        You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by submitting a later vote electronically or via phone (if those options are available to you), or, if you are a stockholder of record, by attending the Annual Meeting and voting online or on the phone. Attending the Annual Meeting will not automatically revoke your proxy unless you vote again during the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company's Secretary at 15455 Dallas Parkway, Suite 440, Addison, Texas 75001, a written notice of revocation prior to the Annual Meeting.

        Please note, however, that if your shares are held of record by a broker, bank, broker-dealer, custodian or other similar organization, you must instruct your broker, bank, broker-dealer, custodian or other similar organization that you wish to change your vote by following the procedures on the voting instruction form provided to you by such representative.

What happens if I do not indicate how to vote my proxy?

        If you sign your proxy card without providing further instructions, your shares will be voted "FOR" all the director nominees and "FOR" the ratification of the selection of the independent registered public accounting firm at our Annual Meeting.

Is my vote kept confidential?

        Proxies, ballots and voting tabulations identifying stockholders are kept confidential to the extent possible and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

        We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company's Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

        The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who can help answer my questions?

        You can contact our Chief Financial Officer, R. Scott Wheeler at 972-248-0412 or by sending a letter to Mr. Wheeler at the offices of the Company at 15455 Dallas Parkway, Suite 440, Addison, Texas 75001 with any questions about the proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

        We are furnishing this proxy statement to you as a stockholder of Daseke, Inc. as part of the solicitation of proxies by our Board of Directors for use at our Annual Meeting to be held on Monday, December 11, 2017, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

        The Annual Meeting will be held via webcast at https://edge.media-server.com/m6/p/hpsz3iqa or via telephone at (855) 242-9918 (for U.S. participants) or (414) 238-9803 (for international participants), on Monday, December 11, 2017, at 2:00 p.m., local time. You are cordially invited to attend the Annual Meeting online or via telephone, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

  •
  To elect the three directors named in this proxy statement to serve as Class II directors on the Board until the 2020 annual meeting of stockholders or until their successors are elected and qualified; and

  •
  To ratify the selection by our audit committee of Grant Thornton to serve as our independent registered public accounting firm for the year ending December 31, 2017.

Record Date, Voting and Quorum

        Our Board fixed the close of business on November 17, 2017, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 44,392,349 shares of the Company's common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote. The holders of 22,196,176 shares of common stock entitled to vote, present in person or represented by proxy at the Annual Meeting, constitute a quorum.

Required Vote

        The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of common stock entitled to vote in the election directors is required to elect each director.

        The approval of the proposal to ratify the selection of Grant Thornton as our independent registered public accounting firm requires the affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

Voting

        If you are a stockholder of record, you may vote during the Annual Meeting by following the instructions provided during the webcast at https://edge.media-server.com/m6/p/hpsz3iqa or via telephone at (855) 242-9918 (for U.S. participants) or (414) 238-9803 (for international participants).

        If you are a stockholder of record, you may also vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called "proxies" and using them to cast your ballot during the Annual Meeting is called voting "by proxy." If you wish to vote by proxy, you must (i) complete the enclosed form, called a "proxy card," and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet in accordance with the instructions on the enclosed proxy card.

        If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Don Daseke, the Chairman, CEO and President, and R. Scott Wheeler, a director, Executive Vice President and Chief Financial Officer, each to act as your proxy at the Annual Meeting. One of them will then vote your shares during the

Annual Meeting in accordance with the instructions you have given them in the proxy, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

        Alternatively, you can vote your shares over the Internet during the Annual Meeting.

        While we know of no other matters to be acted upon at this year's Annual Meeting, it is possible that other matters may be properly presented at the Annual Meeting. If that happens and you have submitted your proxy, the proxy representatives will vote on such other matters in accordance with their best judgment.

        Our Board of Directors is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, but the proxy card is signed, the shares will be voted "FOR" the election of each nominee for Director and "FOR" the ratification of the selection of Grant Thornton as our independent registered public accounting firm and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

        If you are a beneficial owner, meaning that you own your shares in "street name" rather than directly as a holder of record, you may vote by filling out the vote instruction form provided to you and sending it back in the envelope provided by your broker, bank, broker-dealer or other similar organization that holds your shares. Alternatively, you may vote by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the voting instruction form provided to you. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

        Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our Chief Financial Officer, R. Scott Wheeler, at 972-248-0412.

Revocability of Proxies

        Any proxy may be revoked by the person giving it at any time before the polls close during the Annual Meeting. A proxy may be revoked in advance of the Annual Meeting by filing with our Secretary (at 15455 Dallas Parkway, Suite 440, Addison, Texas 75001) a written notice of revocation bearing a date later than the date of such proxy or providing a subsequent proxy relating to the same shares, or by attending the Annual Meeting and voting online or via telephone during the Annual Meeting. Simply attending the Annual Meeting will not constitute revocation of your proxy.

        If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

        The Annual Meeting may only be attended via the Internet, we are not holding an in-person meeting. You can attend the Annual Meeting via webcast at https://edge.media-server.com/m6/p/hpsz3iqa or via telephone at (855) 242-9918 (for U.S. participants) or (414) 238-9803 (for international participants), and you can submit questions, confirm your ownership and vote by following the instructions to be provided at https://edge.media-server.com/m6/p/hpsz3iqa, or at (855) 242-9918 (for U.S. participants) or (414) 238-9803 (for international participants).

Solicitation of Proxies

        The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

        Neither Delaware law nor our second amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

        We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

        Our principal executive offices are located at Daseke, Inc., 15455 Dallas Parkway, Suite 440, Addison, Texas 75001. Our telephone number at such address is 972-248-0412.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Merger Transaction

        On February 27, 2017, Hennessy Capital Acquisition Corp. II ("Hennessy") consummated the previously announced merger of a wholly owned subsidiary of the former registrant with and into Daseke, Inc., with Daseke, Inc. surviving as a direct wholly owned subsidiary of Hennessy Capital Acquisition Corp. II, in accordance with the Agreement and Plan of Merger, dated December 22, 2016. In connection with the closing of the transaction, the former registrant changed its name from "Hennessy Capital Acquisition Corp. II" to "Daseke, Inc.", and the surviving company, a direct wholly owned subsidiary of the registrant, changed its name to Daseke Companies, Inc. At a special meeting of Hennessy stockholders conducted on February 27, 2017, Messrs. Hennessy, Daseke and Sinclair were each elected as directors with terms commencing upon consummation of the closing of the transaction and expiring at the time of our third annual meeting following the transaction (expected to be held during the second calendar quarter of 2019). Also on February 27, 2017, (i) effective immediately upon consummation of the closing of the transaction, (a) the size of the Board was increased to eight members, (b) the Board appointed Messrs. Charlton and Wheeler to serve as directors with terms expiring at the time of our second annual meeting following the transaction (expected to be held during the second calendar quarter of 2018), and (c) the Board appointed Messrs. Bonner and Gafford to serve as directors with terms expiring at the time of our first annual meeting following the transaction, which is the 2017 Annual Meeting and (ii) effective on February 28, 2017, the Board also appointed Mr. Shepko to serve as a director with a term expiring at the time of our first annual meeting following the transaction, which is the 2017 Annual Meeting.

        Although we provide information regarding 2016 corporate governance, director compensation and executive compensation in this proxy statement, these developments do not reflect the February 2017 transaction or the changes that it brought about. Prior to the February 2017 transaction, the Board of Directors of the registrant consisted of Daniel J. Hennessy, Kevin Charlton, Nicholas A. Petruska, Bradley Bell, Richard Burns, Peter Shea and Thomas J. Sullivan. The Board of Directors determined that each of Messrs. Bell, Burns, Shea and Sullivan were independent under NASDAQ Listing Standards and the standards applicable for their committee memberships prior to their departure. Following the merger transaction, the Board determined that each of Messrs. Hennessy, Bonner, Charlton, Gafford, Shepko and Sinclair are independent within the meaning of Nasdaq Rule 5605(a)(2) and, to the extent applicable, that they qualify as independent directors according to the rules and regulations of the SEC and Nasdaq with respect to committee membership. In assessing the independence of these individuals, the Board considered all factors set forth in each director's biography, as set forth below.

Directors and Officers

        The directors and executive officers of the Company are as follows:

Name	Age	Position
Don R. Daseke	78	Chairman of the Board of Directors, President and Chief Executive Officer
Daniel J. Hennessy	60	Vice Chairman, Independent Director
Brian Bonner	61	Independent Director
Ron Gafford	68	Independent Director
Mark Sinclair	68	Independent Director
Kevin M. Charlton	51	Independent Director
Jonathan Shepko	40	Independent Director
R. Scott Wheeler	61	Director, Executive Vice President and Corporate Chief Financial Officer
Angie Moss	58	Senior Vice President, Chief Accounting Officer, Corporate Controller, and Assistant Secretary

        Don R. Daseke has been President, Chief Executive Officer and Chairman of the board of directors of Daseke, Inc. since he founded the company (formerly named Walden Smokey Point, Inc.) in November 2008. Mr. Daseke has served as the President and sole director on the board of directors of The Walden Group for more than 30 years. Mr. Daseke also has served as the chairman of the board of directors of both Liquid Motors, Inc. and East Teak Fine Hardwoods, Inc. since June 2005 and March 2006, respectively. Mr. Daseke has been active in the non-profit sector throughout his career, having served in leadership roles for a number of non-profit institutions, including the WaterTower Theatre, DePauw University, the Dallas Chapter of the World Presidents Organization and the Dallas Arboretum and Botanical Society. Additionally, Mr. Daseke currently serves on the Advisory Council for the Cattle Barons Ball in Dallas, Texas. From 2005 to 2009, Mr. Daseke was a Commissioner on the Planning and Zoning Commission for Addison, Texas, and in May 2009, he was elected to a two-year term on the Addison Town Council. Mr. Daseke served as Mayor Pro Tempore of Addison, Texas in 2010. Mr. Daseke was the Regional Winner of the Ernst & Young Entrepreneur of the Year Award in 2014. Mr. Daseke received his B.A. from DePauw University, an M.B.A. from the University of Chicago, Graduate School of Business, and the Presidents Program in Leadership from the Harvard Business School. Mr. Daseke is a Certified Public Accountant (retired). Because Mr. Daseke has served as a chief executive officer and a member of the board of directors of a number of companies and has significant experience in the transportation and logistics industry, Mr. Daseke is well-qualified to serve on our Board.

        Daniel J. Hennessy is the founder and managing member of Hennessy Capital LLC and the Chairman and CEO of Hennessy Capital Acquisition Corp. III, a Special Purpose Acquisition Company (or "SPAC") he formed which went public on the NYSE MKT in June of 2017. Mr. Hennessy was also the Chairman and CEO of Hennessy Capital's first two SPACs: Hennessy Capital Acquisition Corp. I, which merged with School Bus Holdings Inc. in February 2015 and is now known as Blue Bird Corporation (NASDAQ: BLBD), and Hennessy Capital Acquisition Corp. II, which merged with Daseke, Inc. in February 2017. Mr. Hennessy now serves as Vice Chairman of both Blue Bird and the Company. Mr. Hennessy is also a Partner at CHS Capital LLC (f/k/a Code Hennessy & Simons LLC) a middle market private equity investment firm he co-founded in 1988 and led its investments in industrial, infrastructure and energy businesses. Over a 25-year period, CHS invested $2.8 billion in 395 operating companies with aggregate revenues of approximately $15 billion. Prior to forming CHS, Mr. Hennessy was employed by Citicorp from 1984 to 1988 as head of the Midwest Region for Citicorp Mezzanine Investments and Vice President and Team Leader with Citicorp Leveraged Capital Group. He began his career in 1981 in the oil and gas lending group at Continental Illinois National Bank

(now Bank of America) where he was a Banking Officer. Mr. Hennessy holds a B.A. degree, magna cum laude, from Boston College and an M.B.A. from the University of Michigan Ross School of Business.

        Kevin M. Charlton is President, COO and Vice Chairman of Hennessy Capital Acquisition Corp. III as well as the Managing Partner of River Hollow Partners, a private equity firm he founded in July 2013 to focus on the lower mid-market. Mr. Charlton was also the President, COO and a Director of Hennessy Capital's first two SPACs, Hennessy Capital Acquisition Corp. I, which merged with School Bus Holdings Inc. in February 2015 and is now known as Blue Bird Corporation (NASDAQ: BLBD), and Hennessy Capital Acquisition Corp. II, which merged with Daseke, Inc. in February 2017. Mr. Charlton now serves as a Director of both Blue Bird and the Company. From 2009 to 2013, Mr. Charlton was a Managing Director in the Principal Transactions Group of Macquarie Capital (USA) Inc., and led a team that oversaw its existing portfolio of North American investments. Prior to joining Macquarie Capital (USA) Inc., Mr. Charlton worked as Managing Director at Investcorp International, a mid-market private equity firm, JPMorganChase, McKinsey & Company and as a contractor in the Astrophysics Division at NASA Headquarters. He received a Master's in Business Administration with honors from the Kellogg School of Management at Northwestern University, a Master's of Science in Aerospace Engineering with Distinction from the University of Michigan, and a Bachelor's of Science in Engineering Cum Laude from Princeton University. We believe his background and skill set make Mr. Charlton well-suited to serve as a member of our Board of Directors.

        Brian Bonner served as a member of the board of directors of Daseke, Inc. beginning in February 2015. Mr. Bonner served as Vice President and Chief Information Officer of Texas Instruments, a publicly traded company, from January 2000 to May 2014. In this role, Mr. Bonner managed the business and technology aspects of IT operations. Prior to being appointed Chief Information Officer, Mr. Bonner served Texas Instruments for over 33 years in a number of strategic leadership roles and positions in general management, mass marketing and global product management. Mr. Bonner served as a member on the board of directors of Copper Mobile from June 2012 through October 2015 and is currently an advisory board member for Southern Methodist University's Computer & Electrical Engineering Department. Mr. Bonner also served as an advisory board member for Gemini Israel Funds from June 2004 to May 2015. Mr. Bonner holds an M.B.A. in Marketing and Finance from the Fuqua School of Business at Duke University, an MSEE and BSEE from the University of Michigan, and a B.A. in Physics from Kalamazoo College. He received the Minority & Women Business Development Award from Texas Instruments, the Transformational CIO Award from HMG Strategies and the Most Innovative User of Technology from Information Week Magazine. Mr. Bonner has significant experience serving as an executive officer and in other leadership positions in a large public company setting, including 14 years as chief information officer, and he has more than three years of experience serving on the board of directors of a private technology company. He has extensive experience in management, finance, operations and marketing. We believe his background and skill set make Mr. Bonner well-suited to serve as a member of our Board of Directors.

        Ron Gafford served as a member of the board of directors of Daseke, Inc. beginning in February 2015. From November 2012 to October 2014, Mr. Gafford served as a consultant to the chief executive officer and the board of directors of Austin Industries, Inc., a U.S.-based construction company. Prior to that, Mr. Gafford served Austin Industries, Inc. as president from March 1996 to November 2012, as chief executive officer from March 2001 to November 2012 and as chairman from March 2008 to November 2012. Mr. Gafford earned his B.S. from Texas A&M University in 1972 and completed the Advanced Management Program at Harvard University School of Business in 1987. Mr. Gafford brings more than 40 years of professional experience in the construction industry. He has significant experience serving in leadership positions in a large company setting, including 11 years as chief executive officer. He has extensive experience in management, finance and operations. We believe his background and skill set make Mr. Gafford well-suited to serve as a member of our Board of Directors.

        Mark Sinclair was appointed to the Daseke, Inc. board of directors effective as of January 2017. Mr. Sinclair has been a partner with Whitley Penn LLP, a north Texas based regional public accounting firm, since January 2010 following his retirement from Ernst & Young in June 2009 after 38 years in their Dallas office, including 26 years as a Partner. Mr. Sinclair has audited and advised public and private corporations, generally with global operations, ranging from very large conglomerates to high growth venture capital and private equity backed companies. Mr. Sinclair has significant industry experience in technology, manufacturing, service, mining and life sciences and also has significant experience dealing with Sarbanes Oxley and reporting under International Financial Reporting Standards. At Whitley Penn and previously at Ernst & Young, his focus has been on high growth companies and working with CEOs and CFOs to minimize the execution risk of their high growth strategies. At Whitley Penn, Mr. Sinclair consults, and previously at Ernst & Young, Mr. Sinclair consulted with, CEOs and CFOs on compensation strategies, global expansion strategies, merger and acquisition structure and integration, capital needs, key operating and financial risks, the adequacy and structure of the finance organization, Sarbanes Oxley implementation strategies and the impact of management styles. Mr. Sinclair is currently Chairman of the Board of the Institute for Excellence in Corporate Governance at the University of Texas at Dallas and has served on over 30 other non-profit boards (Chairman of 10 and Vice Chairman of 5), including Chairman of Dallas's first Tax Increment Financing District Board, the City of Dallas Economic Development Advisory Board, The Volunteer Center Board, the Institute of Management Accountants Dallas Chapter and Texas Council Boards, and Vice Chairman of the Dallas Regional Chamber Board, and the Alliance for Higher Education Board. He is an active member of the National Association of Corporate Directors (NACD), is on the Board of the North Texas Chapter, and has achieved the NACD Board Leadership Fellow Designation. Mr. Sinclair is a Certified Public Accountant and a Certified Management Accountant. Mr. Sinclair qualifies as a "financial expert" for the audit committee under SEC guidelines. Because of his strong financial and accounting background, Mr. Sinclair is well-qualified to serve on our Board.

        Jonathan Shepko was appointed to the board of directors of the Company, effective as of February 2017. Mr. Shepko is a Co-founder and Managing Partner of EF Capital Management, LP, which makes direct debt and equity investments (generally between $20MM and $100MM), in both public and private companies, across the United States. He is currently a Director, and Chairman of the Compensation Committee, for Shipston Equity Holdings, which, under the Busche Performance Group umbrella, is a Tier 1 supplier of "crash critical" chassis components, largely to the automotive OEM's. From 2015 to 2016, Mr. Shepko served as a Director, Chairman and CEO of Ameriqual Group Holdings, LLC, a global leader in shelf-stable food processing for the military, consumer and food service markets. Prior to founding EF Capital, Mr. Shepko was a Managing Director with Ares Management (~$100B AUM), where he focused on originating and structuring debt financings in the energy industry. From 2009 until 2014, Mr. Shepko co-headed, and served as Managing Director of, CLG Energy Finance (an affiliate of Beal Bank), which focused on providing senior-stretch and uni-tranche facilities to the energy and infrastructure industries. Prior to forming CLG Energy Finance, Mr. Shepko was a Vice President with EnCap Investments, LP, where his responsibilities included originating, structuring and managing private equity investments in the oil and gas sector, while also serving on the boards of several of these companies. Collectively, Mr. Shepko has underwritten and managed nearly $2 billion in direct equity and debt financings, spanning multiple industries, including investments in high-growth, as well as mature companies. Mr. Shepko graduated magna cum laude with a degree in Finance from Texas A&M University. We believe his background and skill set make Mr. Shepko well-suited to serve as a member of our Board of Directors.

        R. Scott Wheeler served as the Executive Vice President and Corporate Chief Financial Officer of Daseke, Inc. beginning in February 2015 and as a director on the board of directors of Daseke, Inc.

beginning in December 2016. Prior to this, beginning in August 2012, Mr. Wheeler served as Daseke's Senior Vice President and Corporate Chief Financial Officer. From 2008 to 2012, Mr. Wheeler served as Chief Financial Officer of OneSource Virtual, Inc., and from 2003 to 2008, Mr. Wheeler was the Managing Director of VCFO, a chief financial officer and controller focused consulting firm focused on high growth companies. From 1998 to 2002, Mr. Wheeler served as Chief Financial Officer of Malibu Entertainment Worldwide, a publicly-traded location-based entertainment company. Mr. Wheeler currently sits on the Advisory Board of the College of Business at Texas A&M University—Commerce, where he also serves as an Adjunct Professor of Finance. Mr. Wheeler was Mayor of Addison, Texas from 1999 to 2005 and served on the Advisory Board of BBVA Compass Bank Dallas from 1994 to 2008. Mr. Wheeler earned his undergraduate degree from Texas A&M University—Commerce in 1980 and his M.B.A. from Southern Methodist University in 1985. Because of his years of experience in finance, including his 18 years as chief financial officer of the companies noted above, and his knowledge of management and operations, Mr. Wheeler is well-qualified to serve on our Board.

        Angie Moss is Senior Vice President, Chief Accounting Officer, Corporate Controller, and Assistant Secretary. Previously, she served as our Vice President and Corporate Controller from February 2015 to July 2017 and as our Corporate Controller from June 2013, when she joined Daseke. Ms. Moss brings over 22 years' experience in public accounting with national and regional accounting firms. From June 2012 to June 2013, Ms. Moss served Sanford, Baumeister & Frazier, LLP, an accounting firm, as an audit partner, and from June 2001 to December 2011, she served Travis Wolff, LLP, an accounting firm, in various capacities, including as an audit partner, Audit Department Head and member of the board of directors. Ms. Moss also serves as a member of the Advisory Board of the University of Texas at Arlington College of Business' Department of Accounting. She has also served on the American Institute of Certified Public Accountants (AICPA) committees and on the AICPA Accounting and Review Services Committee, which promulgates standards for accounting and review services. Ms. Moss earned a bachelor of business administration degree from the University of Texas at Arlington, graduating summa cum laude. She is a Certified Public Accountant.

CORPORATE GOVERNANCE

Number and Terms of Office of Officers and Director

        Our Board of Directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of our Class II directors, consisting of Messrs. Brian Bonner, Ronald Gafford and Jonathan Shepko will expire at this Annual Meeting. The term of office of our Class III directors, consisting of Messrs. Charlton and Wheeler, will expire at the next annual meeting of stockholders.

        Our officers are elected by the Board of Directors and serve at the discretion of the Board of Directors, rather than for specific terms of office. Our Board of Directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Assistant Secretaries, Treasurer and such other offices as may be determined by the Board of Directors.

Committee Membership, Meetings and Attendance

        We currently have the following standing committees: the audit committee, the nominating and governance committee, and the compensation committee, however only the audit committee and the compensation committee were standing committees during 2016. Each of the standing committees of the Board of Directors is comprised entirely of independent directors, and was comprised of entirely independent directors during 2016.

        During the fiscal year ended December 31, 2016, the Board of Directors held approximately 27 meetings. Because the 2016 meetings of the Board of Directors occurred prior to the merger transaction, it is not entirely clear how many times each of the committees met separately during fiscal year 2016, but it appears that the audit committee met a minimum of four times. To the best of our knowledge, each director then serving attended or participated in at least 75% of the meetings of the Board of Directors and the respective committees of which he was or is a member held during the period such incumbent director was a director during fiscal year ended December 31, 2016. We encourage all of our directors to attend our annual meetings of stockholders. The annual meeting attendance record of the directors prior to the merger transaction is not known.

  Audit Committee

        We have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and NASDAQ Listing Standards. In addition, a written charter for the audit committee has been adopted, as discussed below.

        During 2016, Messrs. Bell, Burns, Shea and Sullivan served as members of our audit committee. Mr. Bell served as chairman of the audit committee. Under the NASDAQ Listing Standards and applicable SEC rules, we are required to have three members of the audit committee, all of whom must be independent. Messrs. Bell, Burns, Shea and Sullivan were determined to be independent for the purposes of audit committee service at the time of their service. Our current audit committee consists of Messrs. Bonner, Shepko and Sinclair, and Mr. Sinclair serves as the chairman of the audit committee, each of whom has been determined to be independent for the purposes of audit committee service. Each current member of the audit committee, and each member who served during 2016, has been determined to be financially literate. During 2016, the Board of Directors determined that Mr. Bell qualified as an "audit committee financial expert" as defined in applicable SEC rules, and currently Mr. Sinclair is the member of our audit committee that qualifies as an "audit committee financial expert."

        The audit committee charter effective during 2016 details the principal functions of the audit committee, including:

  •
  the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

  •
  pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

  •
  reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

  •
  setting clear hiring policies for employees or former employees of the independent auditors;

  •
  setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

  •
  obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor's internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

  •
  reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

  •
  reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

        A copy of this audit committee charter is available on our website and free of charge from the Company by writing to the Company's Secretary, 15455 Dallas Parkway, Suite 440, Addison, Texas 75001. We are in the process of reviewing and updating the audit committee charter.

  Compensation Committee

        During 2016, the members of our compensation committee were Messrs. Shea, Bell, Burns and Sullivan. Mr. Shea served as chairman of the compensation committee. Under the NASDAQ Listing Standards and applicable SEC rules, we are required to have independent compensation committee members. Messrs. Bell, Burns, Shea and Sullivan were determined to be independent for the purposes of compensation committee service at the time of their service. Our current compensation committee consists of Messrs. Charlton, Gafford and Hennessy, and Mr. Charlton serves as the chairman of the compensation committee, each of whom has been determined to be independent for the purposes of compensation committee service.

        The compensation committee charter effective during 2016 details the principal functions of the compensation committee, including:

  •
  reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer's compensation, evaluating our Chief Executive Officer's performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

  •
  reviewing and approving the compensation of all of our other executive officers;

  •
  reviewing our executive compensation policies and plans;

  •
  implementing and administering our incentive compensation equity-based remuneration plans;

  •
  assisting management in complying with our proxy statement and annual report disclosure requirements;

  •
  approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

  •
  producing a report on executive compensation to be included in our annual proxy statement; and

  •
  reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

        The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

        A copy of this compensation committee charter is available on our website and free of charge from the Company by writing to the Company's Secretary, 15455 Dallas Parkway, Suite 440, Addison, Texas 75001. We are in the process of reviewing and updating the compensation committee charter.

  Nominating and Governance Committee

        We did not have a nominating and governance committee during 2016. Our current nominating and governance committee consists of Messrs. Bonner, Gafford and Hennessy and Mr. Hennessy serves as the chairman of the nominating and governance committee. We recently adopted a nominating and governance committee charter, which is available on our website and free of charge from the Company by writing to the Company's Secretary, 15455 Dallas Parkway, Suite 440, Addison, Texas 75001.

        The Board of Directors will consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

        We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board of Directors considers educational background; diversity, including diversity of professional experience; knowledge of our business; integrity; professional reputation; independence; wisdom; and the ability to represent the best interests of our stockholders.

Audit Committee Report*

        Our audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by the applicable rules and standards promulgated by the Public Company Accounting Oversight Board (the "PCAOB"). Additionally, our audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence. Based upon such review and discussions, our audit committee recommended to the Board that the audited financial statements be included in our Current Report on Form 8-K, as filed with the SEC on March 3, 2017 and subsequently amended by Forms 8-K/A filed with the SEC on March 16, 2017 and May 4, 2017, for the last fiscal year for filing with the SEC.

  Submitted by:
  Audit Committee of the Board of Directors

  Brian Bonner
  Jonathan Shepko
  Mark Sinclair

Board Leadership Structure and Role in Risk Oversight

        Our Board of Directors recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board of Directors the flexibility to establish the most appropriate structure for the Company at any given time.

        Currently, our Chief Executive Officer is also our Chairman, which was also the case during 2016, although the positions were held by Mr. Hennessy at that time. The Board believes that, at this time, having a combined Chief Executive Officer and Chairman is the appropriate leadership structure for our company. In making this determination, the Board considered, among other matters, Mr. Daseke's experience in leading businesses, and believes that his experience and knowledge allow him to serve as both Chairman and Chief Executive Officer. In addition, the Board believes that such structure promotes clearer leadership and direction for the Company and allows for a single, focused chain of command to execute our strategic initiatives and business plans.

        The Board is actively involved in overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of our businesses, and the Board and management actively engage in discussion on these topics. In addition, each of the Board's committees considers risk within its area of responsibility.

*
The information contained in this Audit Committee Report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act.

Compensation Committee Interlocks and Insider Participation

        None of our executive officers currently serves, nor served in the past year or at any time during 2016, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act, as amended, requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2016 there were no delinquent filers.

Communication with Directors

        The Board of Directors recommends that stockholders initiate communications with the Board, the Chairman, or any Board committee by writing to our Corporate Secretary. This process assists the Board in reviewing and responding to stockholder communications. The Board has instructed our Corporate Secretary to review correspondence directed to the Board and, at the Corporate Secretary's discretion, to forward items that he deems to be appropriate for the Board's consideration.

Code of Ethics

        We have adopted a code of ethics that applies to our officers and directors. We have filed copies of our code of ethics, our audit committee charter and our compensation committee charter as exhibits to our registration statement in connection with the initial public offering; these documents are also available on our website. You may review these documents by accessing our public filings at the SEC's web site at www.sec.gov. In addition, a copy of the code of ethics will be provided without charge upon request to us.

Executive and Director Compensation

        The compensation-related disclosure that satisfies the requirements applicable to emerging growth companies, as defined by the JOBS Act, for the fiscal year ended December 31, 2016, was included in the Company's Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC on February 24, 2017 and in the Company's proxy statement on Schedule 14A for the special meeting on February 27, 2017, as filed with the SEC on February 6, 2017.

        On February 27, 2017, in connection with the consummation of the merger transaction, the Company entered into employment agreements with each of Don R. Daseke, R. Scott Wheeler and Angie J. Moss.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of our common stock as of November 17, 2017 based on information filed with the SEC or obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

  •
  each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

  •
  each of our executive officers and directors (including our nominees) that beneficially owns shares of our common stock; and

  •
  all our executive officers and directors as a group.

        Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Don R. Daseke	15,095,264	34.00%
Daniel J. Hennessy	813,498	1.83%
Brian Bonner	43,261	0.00%
Ron Gafford	57,682	0.00%
Mark Sinclair	0	0.00%
Kevin M. Charlton	213,825	0.00%
Jonathan Shepko	34,609	0.00%
R. Scott Wheeler	136,273	0.00%
Angie Moss	27,255	0.00%
Joseph Kevin Jordan	2,388,017	5.40%
All directors and executive officers as a group (9 individuals)	16,521,124	37.22%

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 15455 Dallas Parkway, Suite 440, Addison, Texas 75001.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In May 2015, Hennessy Capital Partners II LLC ("Hennessy LLC") purchased 5,031,250 founder shares for an aggregate purchase price of $25,000, or approximately $0.005 per share. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20.0% of the outstanding shares upon completion of the initial public offering of Hennessy Capital Acquisition Corp. II ("Hennessy"). In May 2015, Hennessy LLC transferred 50,000 founder shares to each of Messrs. Bell, Sullivan, Burns and Shea, the former independent directors, 35,000 to Mr. Petruska, the former Executive Vice President, Chief Financial Officer and Secretary, 200,000 to Mr. Charlton, the former President and Chief Operating Officer, and a current director of the Company, and 5,000 to Charles B. Lowrey II, an advisor to the Company. The 5,031,250 shares held by the Company's initial stockholders prior to the exercise of the over-allotment option included 656,250 shares subject to forfeiture to the extent that the underwriters' over-allotment option was not exercised in full. Since the underwriters did not exercise the over-allotment option in full, Hennessy LLC forfeited 41,273 of its founder shares, which were canceled by the Company.

        Hennessy LLC purchased 15,080,756 private placement warrants for a purchase price of $0.50 per warrant, or $7,540,378 in the aggregate, in private placement transactions that occurred simultaneously with the closing of the initial public offering and the closing of the over-allotment option for the initial public offering. Each private placement warrant entitles the holder to purchase one-half of one share of the common stock at $5.75 per share. Warrants may be exercised only for a whole number of shares of common stock. The private placement warrants (including the common stock issuable upon exercise of the private placement warrants) could not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of the merger transaction.

        Hennessy entered into an Administrative Services Agreement with Hennessy Capital LLC, an affiliate of Hennessy LLC, pursuant to which Hennessy paid a total of $10,000 per month for office space, utilities and secretarial support. Upon completion of the merger transaction, the Company ceased paying these monthly fees. Hennessy also paid Mr. Petruska, the former Chief Financial Officer, $11,650 per month for his services during the first 12 months following the consummation of Hennessy's initial public offering (until July 28, 2016). Hennessy paid Mr. Petruska $8,300 per month thereafter (for a maximum of 12 additional months) and $150,000 in cash upon the successful completion of the merger transaction.

        Hennessy LLC, executive officers and directors, or any of their respective affiliates, were reimbursed for any out-of-pocket expenses incurred in connection with activities on Hennessy's behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. The independent directors reviewed on a quarterly basis all payments that were made to Hennessy LLC, officers, directors or affiliates and determined which expenses and the amount of expenses would be reimbursed.

        Prior to the initial public offering, Hennessy LLC provided an aggregate of $237,500 to the registrant under an unsecured promissory note and in advances, to be used for a portion of the expenses of the initial public offering. These loans and advances were non-interest bearing, unsecured and were repaid upon the closing of the initial public offering.

        In connection with the merger transaction, Hennessy entered into a registration rights agreement with respect to the founder shares and private placement warrants. The holders of these securities are entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders have "piggy-back" registration rights to include such securities in other registration statements filed by us and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company bears the costs and expenses of filing any such registration statements.

        Upon consummation of the merger transaction, the following persons received the following number of shares of the Company's common stock:

Name	Number of Shares
Don R. Daseke	1,308,795
Barbara Daseke	28,841
The Walden Group, Inc.	13,757,629
Brian J. Bonner	43,261
Gafford Investments, Ltd.	57,682
Daseke Trucking Preferred, LP	865,224
Lenox Hill Capital, LLC	34,609
R. Scott Wheeler	136,273
Angie J. Moss	27,255
Joseph Kevin Jordan	1,250,537
The Jordan Family Irrevocable Trust	1,017,359
The Joy and Kevin Jordan Revocable Trust	385,457

        On February 27, 2017, the Company entered into an amended and restated registration rights agreement with certain stockholders, including Don R. Daseke, The Walden Group, Inc., Brian J. Bonner, Gafford Investments, Ltd., Daseke Trucking Preferred, LP, Lenox Hill Capital, LLC, R. Scott Wheeler, Joseph Kevin Jordan, The Jordan Family Irrevocable Trust and The Joy and Kevin Jordan Revocable Trust.

        On September 19, 2017, the Company and certain stockholders, including Joseph Kevin Jordan, The Jordan Family Irrevocable Trust and The Joy and Kevin Jordan Revocable Trust, entered into an underwriting agreement with Stifel, Nicolaus & Company, Incorporated and Cowen and Company, LLC, as representatives of the several underwriters named therein, in connection with an underwritten public offering of the Company's common stock.

        On October 2, 2014, in connection with the acquisition of Lone Star Transportation, one of Daseke Inc.'s subsidiaries, Daseke Lone Star, Inc., issued the LST Subordinated Notes, which totaled $22.0 million in the aggregate. The LST Subordinated Notes consist of a $20.0 million subordinated promissory note held by Joseph Kevin Jordan and a $2.0 million subordinated promissory note initially held by Tex Robbins Transportation, LLC and assigned to Joseph Kevin Jordan on December 31, 2014. The LST Subordinated Notes bear interest at 10.0% per annum and mature in October 2019. The LST Subordinated Notes are guaranteed by the Company. In conjunction with the merger transaction, the LST Subordinated Notes were repaid in February 2017.

        One of the Company's subsidiaries, Lone Star Transportation, leases equipment from Gates Equipment Services, Inc. pursuant to seven equipment leases. Joseph Kevin Jordan owns 50% of Gates Equipment Services, Inc. The aggregate monthly rental payments under the seven equipment leases were $8,765 for January 2016. For the period from February 2016 to January 2017, the aggregate monthly rental payments under such leases are $5,829 per month. The leases terminated in January 2017.

        The Company has entered into indemnification agreements with each of its directors and executive officers.

        Our audit committee must review and approve any related person transaction we propose to enter into in which the amount involved exceeds $120,000. The audit committee charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of the Company and its stockholders. A summary of such policies and procedures is set forth below.

        Any potential related party transaction that is brought to the audit committee's attention will be analyzed by the audit committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At its meetings, the audit committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction and the benefits to us and to the relevant related party.

        In determining whether to approve a related party transaction, the audit committee must consider, among other factors, the following factors to the extent relevant:

  •
  whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;

  •
  whether there are business reasons for us to enter into the transaction;

  •
  whether the transaction would impair the independence of an outside director;

  •
  whether the transaction would present an improper conflict of interest for any director or executive officer taking into account the size of the transaction, the overall financial position of the director, executive officer or related party, the direct or indirect nature of the director's, executive officer's or related party's interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant; and

  •
  any pre-existing contractual obligations.

        Any member of the audit committee who has an interest in the transaction under discussion must abstain from voting on the approval of the transaction, but may, if so requested by the chairman of the audit committee, participate in some or all of the audit committee's discussions of the transaction. Upon completion of its review of the transaction, the audit committee may determine to permit or to prohibit the transaction.

PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS

PROPOSAL ONE—ELECTION OF THREE CLASS II DIRECTORS

        Our second amended and restated certificate of incorporation provides for a Board of Directors classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of eight directors as set forth above in the section entitled "Directors, Executive Officers and Corporate Governance—Directors and Officers".

        Messrs. Bonner, Gafford and Shepko are nominated for election at this Annual Meeting of stockholders, as directors in Class II, to hold office until the annual meeting of stockholders in 2020, or until their successors are chosen and qualified.

        Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of each nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biographies

        For biographies of each nominee to serve as a Class II directors, please see the section entitled "Directors, Executive Officers and Corporate Governance—Directors and Officers".

Required Vote

        The three nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from any or all nominees.

Recommendation

        Our Board of Directors recommends a vote "FOR" the election to the Board of Directors of each of the abovementioned nominees.

 PROPOSAL TWO—RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        We are asking the stockholders to ratify the Audit Committee's selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2017. The Audit Committee is directly responsible for appointing the Company's independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2017, our Audit Committee intends to reconsider the selection of Grant Thornton as our independent registered public accounting firm going forward. A representative of Grant Thornton is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he/she desires to do so and will be available to answer appropriate questions from stockholders.

        Withum Smith+Brown, PC ("Withum") audited our financial statements for the fiscal year ended December 31, 2016. There was no disagreement with Withum that resulted in the Company deciding to select Grant Thornton for the fiscal year ended December 31, 2017. The following is a summary of fees paid to Withum for audit, audit related and tax fees for the period ended December 31, 2015 and the year ended December 31, 2016.

        Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services provided in connection with regulatory filings and includes interim procedures, quarterly reviews and audit fees, as well as attendance at audit committee meetings.

        Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under "Audit Fees." These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

        Tax Fees.    Tax fees consist of fees billed for tax return preparation and tax planning and advice.

	2015 Fees		2016 Fees
Audit Services	$74,000	(1)	$117,000
Audit-Related Services	—		—
Tax Services	2,500		2,500
All Other Services	—		—

Total	$76,500		$120,000

(1)
Includes (TBD related to proxy, IPO, etc.)

        The former audit committee determined that the services provided by Withum were compatible with Withum's independence as the independent registered public accounting firm during 2015 and 2016.

Pre-Approval Policy

        Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required

        The ratification of the appointment of Grant Thornton requires the vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting.

Recommendation

        Our Board of Directors recommends a vote "FOR" the ratification of the selection by the Audit Committee of Grant Thornton as our independent registered public accounting firm.

OTHER MATTERS

Submission of Stockholder Proposals for the 2018 Annual Meeting

        For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2018 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Generally, such proposals are due 120 days before the anniversary of the date we release our proxy materials for the prior year, however, we currently plan to hold our 2018 Annual Meeting of Stockholders in Spring 2018, which will be more than 30 days before the anniversary of this year's meeting, meaning such proposals are due within a "reasonable time" before we begin to print and send the proxy materials for our 2018 Annual Meeting of Stockholders. Therefore, we have determined that Rule 14a-8 stockholder proposals must be receive by the Company at its offices at 15455 Dallas Parkway, Suite 440, Addison, Texas 75001, no later than December 1, 2017, which we have determined to be a reasonable time before we plan to send the proxy materials for our 2018 Annual Meeting of Stockholders.

        In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year's annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2018 Annual Meeting, assuming the meeting is held on or about May 22, 2018, and assuming that we do not issue a public announcement changing the date of the meeting, notice of a nomination or proposal must be delivered to us no later than February 21, 2018 and no earlier than January 22, 2018. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

        Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as "householding," reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

  •
  If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 15455 Dallas Parkway, Suite 440, Addison, Texas 75001, to inform us of his or her request; or

  •
  If a broker, bank, broker-dealer, custodian or other similar organization holds the shares, the stockholder should contact that representative directly.

Where You Can Find More Information

        We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as "EDGAR") system and are publicly available on the Securities and Exchange Commission's website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission. In addition, we provide information regarding our corporate governance and financial and stock information on our corporate website at https://www.daseke.com/.

        Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to Daseke, Inc., 15455 Dallas Parkway, Suite 440, Addison, Texas 75001, Attn: Secretary.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet or Telephone - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on December 10, 2017. DASEKE, INC. INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. PHONE – 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. 1. Election of Directors (1) Brian Bonner (2) Ronald Gafford (3) Jonathan Shepko FOR allWITHHOLD AUTHORITY Nominees to vote (except as marked to listed to the the contrary for all nominees FOR AGAINST ABSTAIN 2. Ratification of independent registered public accounting firm. left listed to the left) (Instruction:To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) CONTROL NUMBER Signature Signature, if held jointly Date , 2017/18 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. X PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders The 2017 Proxy Statement and the 2017 Annual Report to Shareholders are available at: http://www.cstproxy.com/daseke/2017 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Daseke, Inc. The undersigned appoints Don R. Daseke and R. Scott Wheeler, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Daseke, Inc. held of record by the undersigned at the close of business on November 17, 2017 at the Annual Meeting of Stockholders of Daseke, Inc. to be held on December 11, 2017, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS,AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side)